Exhibit 3.2

Amendments to Amended and Restated By-Laws, Effective June 29, 2008

1.	Article I, Section 1 of the Company’s Amended and Restated By-Laws, as amended (the “By-Laws”), was amended to read in its entirety as follows:

“Section 1.   The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware and the name and address of its registered agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.  When the registered agent is not a natural person, the corporation shall designate a natural person to receive communications from the registered agent.  The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.”

2.	Article I, Section 1 of the By-Laws, which was replaced and superseded pursuant to the amendment referenced in Item 1 above, read prior to such amendment as follows:

“Section 1.   The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware and the name and address of its registered agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.  The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.”

3.	Article II, Section 3 of the By-Laws was amended to read in its entirety as follows:

“Section 3.   Notice of Meetings.  Written notice of each meeting of the stockholders stating the place, date and time of the meeting shall be given not less than ten (or less than twenty days if a merger or consolidation of the Corporation, or a sale, lease or exchange of all or substantially all of the Corporation’s property or assets, is to be acted upon at the meeting) nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.  The notice of any special meeting of stockholders shall state the purpose or purposes for which the meeting is called.”

4.	Article II, Section 3 of the By-Laws, which was replaced and superseded pursuant to the amendment referenced in Item 3 above, read prior to such amendment as follows:

“Section 3.   Notice of Meetings.  Written notice of each meeting of the stockholders stating the place, date and time of the meeting shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.  The notice of any special meeting of stockholders shall state the purpose or purposes for which the meeting is called.”

5.	A new Article II, Section 9 of the By-Laws was added to the By-Laws to read in its entirety as follows:

“Section 9.   Record Dates.

(a)   In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting (or 20 days if a merger or consolidation is to be acted upon at such meeting).  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the next day preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)   In order that the Corporation may determine the stockholders entitled to consent to corporate action without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors.  If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action without a meeting, when no prior action by the Board of Directors is required by the Certificate of Incorporation of the Corporation or by statute, shall be the first date on which a signed written consent or remote communication setting forth the action taken or proposed to be taken is delivered in the manner required by law to the corporation at its registered office in the State of Delaware or at its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the Corporation’s stockholders are recorded.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Certificate of Incorporation or by statute, the record date for determining stockholders entitled to consent to corporate action without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(d)   Only those who shall be stockholders of record on the record date so fixed as aforesaid shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to consent to such corporate action in writing or by remote communication, or to receive payment of such dividend or other distribution, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding the transfer of any stock on the books of the corporation after the applicable record date.”

6.	A new Article II, Section 10 of the By-Laws was added to the By-Laws to read in its entirety as follows:

“Section 10.   Lists of Stockholders.  The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting, either on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or, during ordinary business hours, at the principal place of business of the Corporation, and the list shall be produced and kept at the time and place of meeting during the whole time thereof, for inspection by any stockholder who may be present.  In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.”

7.	A new Article II, Section 11 of the By-Laws was added to the By-Laws to read in its entirety as follows:

“Section 11.   Proxies.  Each stockholder entitled to vote at a meeting of the stockholders or to express consent to corporate action in writing or by remote communication without a meeting may authorize another person or persons to act for him by proxy, but no proxy shall be valid after three years from its date unless otherwise provided in the proxy.  Such proxy shall be in writing or remote communication and shall be filed with the secretary of the Corporation before or at the time of the meeting or the giving of such written consent, as the case may be.”

8.	A new Article II, Section 12 of the By-Laws was added to the By-Laws to read in its entirety as follows:

“Section 12.   Voting by Ballot.  Any question or any election at a meeting of the stockholders may be decided by voice vote unless the presiding officer shall order that voting be by ballot or unless otherwise provided in the Certificate of Incorporation of the Corporation or required by statute.”

9.	Article III, Section 6 of the By-Laws was amended to read in its entirety as follows:

“Section 6.   Special Meetings.  Special meetings of the Board may be called by the Board Chair or the Chief Executive Officer.  Special meetings shall be called by the Secretary on the written request of any two Directors.  Two days' written or telephonic notice of special meetings need be given.  Such notice may be given personally, by telephone, by mail (effective when the same shall be deposited in the United States mail), by express delivery service (so that the scheduled delivery time of the notice is at least twenty-four hours in advance of the meeting) or by electronic communication (effective when directed to the director).”

10.	Article III, Section 6 of the By-Laws, which was replaced and superseded pursuant to the amendment referenced in Item 9 above, read prior to such amendment as follows:

“Section 6.   Special Meetings.  Special meetings of the Board may be called by the Board Chair or the Chief Executive Officer.  Special meetings shall be called by the Secretary on the written request of any two Directors.  Two days' written or telephonic notice of special meetings need be given.”

11.	Article III, Section 8 of the By-Laws was amended to read in its entirety as follows:

“Section 8.   Organization.  The Board of Directors may elect one of its members Board Chair.  The Board Chair, if elected, shall act as chair at all meetings of the Board of Directors and of the stockholders, and shall have such other non-executive functions, authority and duties as may be prescribed by the Board of Directors.  The Board of Directors may also elect one or more of its members as a Board Vice Chair, who shall have such non-executive functions, authority and duties as may be prescribed by the Board  of Directors.  If a Board Chair is not elected or, if elected, is not present, the Chief Executive Officer or, in the absence of the Chief Executive Officer, a Board Vice Chair (who is also a member of the Board and, if more than one, in the order designated by the Board of Directors or, in the absence of such designation, in the order of their election), if any, or if no such Board Vice Chair is present, a Director chosen by a majority of the Directors present, shall act as Chair at meetings of the Board of Directors.”

12.	Article III, Section 8 of the By-Laws, which was replaced and superseded pursuant to the amendment referenced in Item 11 above, read prior to such amendment as follows:

“Section 8.   Organization.  The Board Chair, if elected, shall act as chair at all meetings of the Board of Directors.  If a Board Chair is not elected or, if elected, is not present, the Chief Executive Officer or, in the absence of the Chief Executive Officer, a Board Vice Chair (who is also a member of the Board and, if more than one, in the order designated by the Board of Directors or, in the absence of such designation, in the order of their election), if any, or if no such Board Vice Chair is present, a Director chosen by a majority of the Directors present, shall act as Chair at meetings of the Board of Directors.”

13.	Article III, Section 9 of the By-Laws was amended to read in its entirety as follows:

“Section 9.   Executive Committee.  The Board of Directors, by resolution adopted by a majority of the whole Board, may designate one or more Directors to constitute an Executive Committee, to serve as such, unless the resolution designating the Executive Committee is sooner amended or until their respective successors are designated.  The Board of Directors, by resolution adopted by a majority of the whole Board, may also designate additional Directors as alternate members of the Executive Committee to serve as members of the Executive Committee in the place and stead of any regular member or members thereof who may be unable to attend a meeting or otherwise unavailable to act as a member of the Executive Committee.  In the absence or disqualification of a member and all alternate members who may serve in the place and stead of such member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of any such absent or disqualified member.

Except as expressly limited by the General Corporation Law of the State of Delaware or the Certificate of Incorporation, the Executive Committee shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation between the meetings of the Board of Directors.  The Executive Committee shall keep a record of its acts and proceedings, which shall form a part of the records of the Corporation in the custody of the Secretary, and all actions of the Executive Committee shall be reported to the Board of Directors at the next meeting of the Board.

Meetings of the Executive Committee may be called at any time by the Board Chair, the Chief Executive Officer or any two of its members.  Two days' notice of meetings need be given.  Such notice may be given by the methods described in Section 6 of this article.  A majority of the members of the Executive Committee shall constitute a quorum for the transaction of business and, except as expressly limited by this section, the act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Executive Committee.  Except as expressly provided in this Section, the Executive Committee shall fix its own rules of procedure.”

14.	Article III, Section 9 of the By-Laws, which was replaced and superseded pursuant to the amendment referenced in Item 13 above, read prior to such amendment as follows:

“Section 9.   Executive Committee.  The Board of Directors, by resolution adopted by a majority of the whole Board, may designate one or more Directors to constitute an Executive Committee, to serve as such, unless the resolution designating the Executive Committee is sooner amended or until their respective successors are designated.  The Board of Directors, by resolution adopted by a majority of the whole Board, may also designate additional Directors as alternate members of the Executive Committee to serve as members of the Executive Committee in the place and stead of any regular member or members thereof who may be unable to attend a meeting or otherwise unavailable to act as a member of the Executive Committee.  In the absence or disqualification of a member and all alternate members who may serve in the place and stead of such member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of any such absent or disqualified member.

Except as expressly limited by the General Corporation Law of the State of Delaware or the Certificate of Incorporation, the Executive Committee shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation between the meetings of the Board of Directors.  The Executive Committee shall keep a record of its acts and proceedings, which shall form a part of the records of the Corporation in the custody of the Secretary, and all actions of the Executive Committee shall be reported to the Board of Directors at the next meeting of the Board.

Meetings of the Executive Committee may be called at any time by the Board Chair, the Chief Executive Officer or any two of its members.  Two days' written or telephonic notice of meetings need be given.  A majority of the members of the Executive Committee shall constitute a quorum for the transaction of business and, except as expressly limited by this section, the act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Executive Committee.  Except as expressly provided in this Section, the Executive Committee shall fix its own rules of procedure.”

15.	Article III, Section 11 of the By-Laws was amended to read in its entirety as follows:

“Section 11.   Action without Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and in electronic form if the minutes are maintained in electronic form.”

16.	Article III, Section 11 of the By-Laws, which was replaced and superseded pursuant to the amendment referenced in Item 15 above, read prior to such amendment as follows:

“Section 11.   Action without Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.”

17.	Article IV, Section 1 of the By-Laws was amended to read in its entirety as follows:

“Section 1.   Enumeration.  The officers of the Corporation shall be chosen by the Board of Directors and shall include a Chief Executive Officer, a President, a Secretary and a Treasurer.  Upon consultation with the Chief Executive Officer, the Board of Directors may also elect one or more Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries and Assistant Treasurers and such other officers and agents as it shall deem appropriate.  Any number of offices may be held by the same person.”

18.	Article IV, Section 1 of the By-Laws, which was replaced and superseded pursuant to the amendment referenced in Item 17 above, read prior to such amendment as follows:

“Section 1.   Enumeration.  The officers of the Corporation shall be chosen by the Board of Directors and shall include a Board Chair, a Chief Executive Officer, President, a Secretary and a Treasurer.  Upon consultation with the Chief Executive Officer, the Board of Directors may also elect one or more Board Vice Chairs, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries and Assistant Treasurers and such other officers and agents as it shall deem appropriate.  Any number of offices may be held by the same person.”

19.	Article IV, Section 3 of the By-Laws was amended to read in its entirety as follows:

“Section 3.  Chief Executive Officer.  The Chief Executive Officer shall have general supervision, direction and control of the business and affairs of the Corporation, subject to the control of the Board of Directors, and shall have such other functions, authority and duties as may be prescribed by the Board of Directors.  In the absence of the Board Chair, or if no Board Chair has been elected, the Chief Executive Officer shall preside, when present, at all meetings of stockholders and at all meetings of the Board of Directors.  The Chief Executive Officer shall see that all directives and resolutions of stockholders and the Board of Directors are carried into effect.”

20.	Article IV, Section 3 of the By-Laws, which was replaced and superseded pursuant to the amendment referenced in Item 19 above, read prior to such amendment as follows:

“Section 3.   Board Chair.  The Board Chair shall preside, when present, at all meetings of stockholders and at all meetings of the Board of Directors and shall have such other functions, authority and duties as may be prescribed by the Board of Directors.”

21.	Article IV, Section 4 of the By-Laws was amended to read in its entirety as follows:

“Section 4.   President.  During any period when there shall be a Chief Executive Officer who is not also serving as the President, the President shall have such functions, authority and duties as may be prescribed by the Board of Directors or the Chief Executive Officer.”

22.	Article IV, Section 4 of the By-Laws, which was replaced and superseded pursuant to the amendment referenced in Item 21 above, read prior to such amendment as follows:

“Section 4.  Chief Executive Officer.  The Chief Executive Officer shall have general supervision, direction and control of the business and affairs of the Corporation, subject to the control of the Board of Directors, and shall have such other functions, authority and duties as may be prescribed by the Board of Directors.  In the absence of the Board Chair, the Chief Executive Officer shall preside, when present, at all meetings of stockholders and at all meetings of the Board of Directors.  The Chief Executive Officer shall see that all directives and resolutions of stockholders and the Board of Directors are carried into effect.”

23.	Article IV, Section 5 of the By-Laws was amended to read in its entirety as follows:

“Section 5.   Chief Financial Officer.  The Chief Financial Officer shall have general supervision of the financial operations of the Corporation.  The Chief Financial Officer shall also perform such duties and have such other powers as may from time to time be prescribed to them by the Board of Directors, the Chief Executive Officer, or the President.”

24.	Article IV, Section 5 of the By-Laws, which was replaced and superseded pursuant to the amendment referenced in Item 23 above, read prior to such amendment as follows:

“Section 5.   President.  During any period when there shall be a Chief Executive Officer, the President shall be the Chief Operating Officer of the Corporation and shall have such functions, authority and duties as may be prescribed by the Board of Directors or the Chief Executive Officer.  During any period when there shall not be a Chief Executive Officer, the President shall serve as the Chief Executive Officer of the Corporation and, as such, shall have the functions, authority and duties provided for the Chief Executive Officer.”

25.	Article IV, Section 7 of the By-Laws was amended to read in its entirety as follows:

“Section 7.   Secretary.  The Secretary shall keep a record of all proceedings of the stockholders of the Corporation and of the Board of Directors, and shall perform like duties for the standing committees when required.  The Secretary shall give, or cause to be given, notice, if any, of all meetings of the stockholders and shall perform such other duties as may be prescribed by the Board of Directors, the Chief Executive Officer or the President.  The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or in the absence of the Secretary any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by the signature of the Secretary or an Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest such affixing of the seal. The Secretary shall also keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder, sign with the Chief Executive Officer or President or any Vice President, in the case of certificated shares, certificates for shares of the Corporation, the issuance of which shall be authorized by resolution of the Board of Directors, and have general charge of the stock transfer books of the Corporation.”

26.	Article IV, Section 7 of the By-Laws, which was replaced and superseded pursuant to the amendment referenced in Item 25 above, read prior to such amendment as follows:

“Section 7.   Secretary.  The Secretary shall keep a record of all proceedings of the stockholders of the Corporation and of the Board of Directors, and shall perform like duties for the standing committees when required.  The Secretary shall give, or cause to be given, notice, if any, of all meetings of the stockholders and shall perform such other duties as may be prescribed by the Board of Directors, the Board Chair, the Chief Executive Officer or the President.  The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or in the absence of the Secretary any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by the signature of the Secretary or an Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest such affixing of the seal. The Secretary shall also keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder, sign with the Chief Executive Officer or President or any Vice President, in the case of certificated shares, certificates for shares of the Corporation, the issuance of which shall be authorized by resolution of the Board of Directors, and have general charge of the stock transfer books of the Corporation.”

27.	Article IV, Section 8 of the By-Laws was amended to read in its entirety as follows:

“Section 8.   Assistant Secretary.  The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of the Secretary’s inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Chief Executive Officer, the President or the Secretary.”

28.	Article IV, Section 8 of the By-Laws, which was replaced and superseded pursuant to the amendment referenced in Item 27 above, read prior to such amendment as follows:

“Section 8.   Assistant Secretary.  The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Board Chair, the Chief Executive Officer, the President or the Secretary.”

29.	Article VI, Section 4 of the By-Laws was amended to read in its entirety as follows:

“Section 4.  Any indemnification under Sections 1 and 2 of this article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 1 and 2 of this article.  Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2), by a committee of such Directors designated by majority vote of such directors, even though less than a quorum, or (3) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (4) by the stockholders.”

30.	Article VI, Section 4 of the By-Laws, which was replaced and superseded pursuant to the amendment referenced in Item 29 above, read prior to such amendment as follows:

“Section 4.  Any indemnification under Sections 1 and 2 of this article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 1 and 2 of this article.  Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.”

31.	A new Article VI, Section 9 of the By-Laws was added to the By-Laws to read in its entirety as follows:

“Section 9.   The provisions of this article shall be deemed to be a contract between the Corporation and each person who serves as such officer or director in any such capacity at any time while this article and the relevant provisions of the Delaware General Corporation Law or other applicable laws, if any, are in effect, and any repeal or modification of any such law or of this article shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.”

32.	Article VII, Section 3 of the By-Laws was amended to read in its entirety as follows:

“Section 3.  Waiver of Notice.   Whenever any notice is required to be given under law or the provisions of the Certificate of Incorporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.”

33.	Article VII, Section 3 of the By-Laws, which was replaced and superseded pursuant to the amendment referenced in Item 32 above, read prior to such amendment as follows:

“Section 3.  Waiver of Notice.   Whenever any notice is required to be given under law or the provisions of the Certificate of Incorporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.”

34.	Article VII, Section 4 of the By-Laws was amended to read in its entirety as follows:

“Section 4.   Resignations.  Any Director , whenever elected or appointed, may resign at any time by serving notice in writing or by electronic transmission of such resignation on the Chief Executive Officer or the Secretary.  Any such resignation by a Director shall take effect at the time specified in the notice of resignation or, if no time is specified, immediately upon receipt of the notice.  Any officer, whenever elected or appointed, may resign at any time by serving written notice of such resignation on the Chief Executive Officer or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chief Executive Officer or Secretary.  No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.”

35.	Article VII, Section 4 of the By-Laws, which was replaced and superseded pursuant to the amendment referenced in Item 34 above, read prior to such amendment as follows:

“Section 4.   Resignations.  Any Director or any officer, whenever elected or appointed, may resign at any time by serving written notice of such resignation on the Chief Executive Officer or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chief Executive Officer or Secretary.  No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.”

36.	A new Article VII, Section 6 of the By-Laws was added to the By-Laws to read in its entirety as follows:

“Section 6.   Electronic Transmissions.  For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient, and that may be directly reproduced in paper form by such recipient through an automated process.”